Exh 99.1

Law Offices of David C. McGrail
676A Ninth Avenue #211
New York, NY 10036
Tel: (646) 290-6496
Fax: (646) 224-8377
David C. McGrail (DM 3904)
Counsel To PubliCARD, Inc.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
:
		:	Chapter 11
In re:	PUBLICARD, INC.,	:	Case No. 07-11517 (RDD)
:
	Debtor	:
:
:
:

MONTHLY CONSOLIDATED STATEMENT
FOR THE PERIOD ENDED
August 31, 2007

MONTHLY RECEIPTS:	$215

MONTHLY DISBURSEMENTS:	$17,114

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE: 17-Sep-07	By:	/s/ Marc B. Ross

Title: Principal Financial Officer

Indicate if this is an amended statement by checking here	☐

PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Operations
For the Period Ending August 31, 2007
Accrual Basis

	Current
	Month	Case-To-Date
	August 31, 2007	August 31, 2007

Revenue	$-	$-

Operating Expenses
Direct Cost Of Revenue	-	-

Selling, General and Administrative	52,713	146,932
Depreciation Of Fixed Assets	96	384

Total Operating Expenses	52,809	147,316

Operating Gain/(Loss)	(52,809)	(147,316)

Other Expense/(Income)
Interest Expense	-	-
Loss/(Gain) On The Sale Of Assets	-	-

Interest Income	(215)	(624)

Income/(Loss) Before Reorganizational Items and Taxes	(52,594)	(146,692)

US Trustee Fees - Q2 2007	500	750
Reorganization Professional Fees (Estimated and
Accrued) (1)	4,240	18,240
	4,740	18,990

Gain/(Loss) Before Income Taxes	(57,334)	(165,682)

Provision For Income Taxes	-	-

Net Income/(Loss)	(57,334)	(165,682)

Deficit Beginning of Period	(113,721,678)	(113,613,330)

Deficit End Of Period	$(113,779,012)	$(113,779,012)
	-	-

(1) Includes estimated and accrued fees for debtor professionals.

PubliCARD, Inc.
(Debtor-In-Possession)
Balance Sheet
As of August 31, 2007

	August 31, 2007	July 31, 2007	May 17, 2007
	Balance Sheet	Balance Sheet	Balance Sheet
Current Assets
Cash	$58,156	$75,055	$39,723
Restricted Cash	-	-	-
Due From Related Parties	-	-	-
Accounts Receivable-Net	(268)	(268)	13,364
Inventory Net	-	-	-
Prepaid Rent	-	-	-
Prepaid Insurance	20,837	27,739	43,272
Prepaid Professional	-	-	-
Prepaid Expenses	19,200	19,200	19,200
Total Current Assets	97,925	121,726	115,559

Property, Plant, & Equipment - Gross	14,404	14,404	14,404
Accumulated Depreciation	(10,470)	(10,374)	(10,088)
Property, Plant, & Equipment - Net	3,934	4,030	4,316
Intangibles - Gross	-	-	-
Accumulated Amortization	-	-	-

Intangibles - Net	-	-	-
Organizational Costs	-	-	-
Other - Non-Current	-	-	-

Total Assets	$101,859	$125,756	$119,875

Post-Petition Liabilities
Cash Overdrafts	$-	$-	$-
Accounts Payable	5,896	2,090	-
Deferred Subscription Revenues	-	-	-
Accrued Payroll/Commission	4,585	1,694	-
Accrued Consulting	22,500	-	-
Due to Affiliates	71,915	71,915	-
Other Current Liabilities/Accrued Professional Fees	18,240	14,000	-
Total Post Petition Current Liabilities	123,136	89,699	-

Pre-Petition Liabilities
Cash Overdrafts	-	-	-
Accounts Payable	294,021	294,021	269,491
Deferred Revenues	-	-	-
Accrued Payroll/Commission	-	-	-
Obligations For Capital Leases Current	-	-	-
Other Current Liabilities	19,800	19,800	19,800
Total Pre- Petition Current Liabilities	313,821	313,821	289,291

Interest Payable	-	-	-
Other Long Term Liabilities	-	-	-
	-	-	-

Total Liabilities	436,957	403,520	289,291

Stockholders’ Deficit
Class A Preferred Stock Second Series, no par value:1,000 shares authorized
465 shares issued and outstanding	2,325,000	2,325,000	2,325,000
Common shares, $0.10 par value: 40,000,000 shares authorized; 24,940,902
shares outstanding	2,494,090	2,494,090	2,494,090
Additional paid-in capital	108,624,824	108,624,824	108,624,824
Accumulated deficit	(113,779,012)	(113,721,678)	(113,613,330)
Total Stockholders’ Deficit	(335,098)	(277,764)	(169,416)

Total Liabilities and Stockholder Equity	$101,859	$125,756	$119,875

PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Cash Flow
For the Period Ending August 31, 2007

	Current
	Month	Case-To-Date
	August 31, 2007	August 31, 2007
Net Income/(Loss)	$(57,334)	$(165,682)
(Less)/Add: Depreciation	96	384
(Less)/Add: Amortization

(Increase)/Decrease In Net Assets
Net Accounts Receivable	-	13,632
Net Inventory	-	-
Prepaid Rent
Prepaid & Other Expenses	6,902	22,433

Increase/(Decrease) In Liabilities
Bank Overdrafts	-	-
Accounts Payable	3,806	30,426
Deferred Revenues	-	-
Accrue Payroll/Commission	2,891	4,585
Accrued Consulting	22,500	22,500
Other Current Liabilities	4,240	18,240
Collection of insurance proceeds Due to Inactive Affiliates	-	71,915
Cash Provided by/(used in) operations	(16,899)	18,433

Capital Expenditures	-	-
Cash provided by/(used in) investing activities	-	-

Proceeds/(Repayments of) Debt	-	-
Proceeds received on behalf of Affiliates
Cash provided by (used in) financing activities	-	-

Change in cash	(16,899)	18,433
Cash Balance at the Beginning Of Period	75,055	39,723
Cash Balance at the End of the Period	$58,156	$58,156

PubliCARD, Inc.
(Debtor-In-Possession)
Statement Of Receipts And Disbursements
For the Period Ending August 31, 2007

Month Ended
August 31, 2007
Disbursements
Checks Cut From Operating Account	$9,602
Wires From Operating Account	-
Payments To Professionals	-
Voided Checks	-
Benefits	-
Payroll and Associated Taxes	7,500
Bank and Payroll fees	12
Taxes	-
Wires From Depository Account	-
Disbursements From Depository Account	-
Principal Repaments	-
Total Disbursements	$17,114

Receipts
Interest Income	$215
A/R Receipts	-
Insurance Settlements	-
Total Receipts	$215

Net Inflow/(Outflow)	$(16,899)

PubliCARD, Inc.
(Debtor-In-Possession)
Disbursement List
For the Period Ending August 31, 2007

Month Ended
Disbursements	August 31, 2007
Triax	3,568
Iron Mountain	3,135
Sarachek	7,500
Sarachek Expenses	1,309
Extra Space and Storage Co.	665
U.S. Department of Justice	250
Continental Stock Transfer	604
Federal Express	71
Bank Fees	12
Total	$17,114

Wachovia
Bank Reconciliation

	Bank	Book
Account	Balance	Balance	Variance
2030000846371	$58,156	$58,156	$-

Checks Outstanding
Number	Payee	Amount

Total		$-

Deposits In Transit

Net Adjustments		$-

PubliCARD, Inc.
(Debtor-In-Possession)
Variance To Budget
For the Period Ending August 31, 2007
Accrual Basis

	Actual	Projected	Variance
	August 31, 2007	August 31, 2007	August 31, 2007

Revenue	$-	$-	$-

Operating Expenses
Wages, Consulting Fees and Payroll Taxes	34,585	12,258	(22,327	)(1)
Rent	3,568	3,750	182
Insurance Expense	7,965	7,965	-
Office Expenses	3,147	4,000	853
Pre-petition claims	-	-	-
Other Expenses	3,448	4,000	552
Depreciation Of Fixed Assets	96	96	(0)
Total Operating Expenses	52,809	32,069	(20,740)

Operating Gain/(Loss)	(52,809)	(32,069)	20,740

Other Expense/(Income)
Interest Expense	-	-	-
Loss/(Gain) On The Sale Of Assets	-	-	-
Claim Settlement	-	-	-
Insurance Settlements	-	-	-
Interest Income	(215)	-	215

Gain/(Loss) Before Reorganizational Items and Taxes	(52,594)	(32,069)	20,525

Reorganization Professional Fees (Estimated and Accrued)	4,240	6,000	1,760
U.S. Trustee Fees	500	-	-

Gain/(Loss) Before Income Taxes	(57,334)	(38,069)	(19,265)

Provision For Income Taxes	-	-	-

Net Income/(Loss)	$(57,334)	$(38,069)	$(19,265)

(1) Variance relates primarily to the accrual of deferred consulting fees for Mr. Sarachek, ($22,500, in accordance with his consulting agreement with the Debtor) from June 2007 through August 2007. Mr. Sarachek's monthly consulting fee was $15,000 prior to the Debtor's Chapter 11 filing. He has agreed to defer payment of $7,500 per month, as an administrative expense, until the Debtor emerges from Chapter 11 protection.

PubliCARD, Inc.
(Debtor-In-Possession)
Budget
For the Period Ending August 31, 2007
Accrual Basis

Projected
September 30, 2007

Revenue	$-

Operating Expenses
Wages and Payroll Taxes	19,600
Rent	4,000
Insurance Expense	7,600
Office Expenses	4,000
Other Expenses	4,000
Depreciation Of Fixed Assets	96
Total Operating Expenses	39,296

Operating Gain/(Loss)	(39,296)

Other Expense/(Income)
Interest Expense	-
Loss/(Gain) On The Sale Of Assets	-
Claim Settlement	-
Insurance Settlements	-
Interest Income	-

Income/(Loss) Before Reorganizational Items and Taxes	(39,296)

Reorganization Professional Fees (Estimated)	6,000

Income/(Loss) Before Income Taxes	(45,296)

Provision For Income Taxes	-

Net Income/(Loss)	$(45,296)

PubliCARD, Inc.
(Debtor-In-Possession)
Debtor Questionnaire
For Period Ending August 31, 2007

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business during this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor-in-possession account this reporting period? If yes, provide an explanation below.		X

3. Have all post-petition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X